                                                                   EXHIBIT 10.22


                               THIRD AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 2nd day of January 1997, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of Forty-Five Million Dollars ($45,000,000), to finance the origination and acquisition of Mortgage Loans as evidenced by a Warehousing Promissory Note in the principal sum of Forty-Five Million Dollars ($45,000,000), dated as of December 27,1995, a First Amended and Restated Sublimit Promissory Note in the principal sum of Forty-Five Million Dollars ($45,000,000), dated as of August 29, 1996 (the "Notes"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 31, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to temporarily increase the Commitment Amount, and the Lender has agreed to such increase subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be 1/2/97, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement is hereby amended to delete the definition of "Commitment Amount" in its entirety and to substitute the following in lieu thereof:

          "Commitment Amount" means Forty-Five Million Dollars ($45,000,000). Notwithstanding the foregoing, during the period from the Effective Date to and including April 15, 1997, the Commitment Amount shall be temporarily increased to Fifty-Five Million Dollars ($55,000,000). On the first Business Day following the expiration of the temporary increase of the Commitment Amount, the Company shall repay to



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     the Lender the amount by which the outstanding Advances exceed the
     Commitment Amount.

     4. The Warehousing Promissory Note is amended and restated in its entirety as set forth in the Second Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-1 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note shall be deemed to refer to the Second Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     5. The First Amended and Restated Sublimit Promissory Note is amended and restated in its entirety as set forth in the Second Amended and Restated Sublimit Promissory Note, in the form of Exhibit A-2 attached to this Amendment. All references in this Amendment and in the Agreement to the First Amended and Restated Sublimit Promissory Note shall be deemed to refer to the Second Amended and Restated Sublimit Promissory Note delivered in connection with this Amendment.

     6. Exhibits A-1 and A-2 to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits A-1 and A-2 attached to this Amendment. All references in the Agreement to Exhibits A-1 and A-2 shall be deemed to refer to the new Exhibits A-1 and A-2.

     7. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) an executed original of the Second Amended and Restated Warehousing Promissory Note; (c) an executed original of the Second Amended and Restated Sublimit Promissory Note; (d) a Certificate of Secretary with Corporate Resolutions; and (e) a Two Hundred Fifty Dollar ($250) document production fee.

     8. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents, except as disclosed to the Lender in the Company's letter dated August 16, 1996, and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     9. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.



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     10.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                              U.S. HOME MORTGAGE CORPORATION

                              By: /s/ THOMAS A. NAPOLI
                                 -------------------------------
                              Its: Vice President
                                  ------------------------------


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation

                              By: /s/ DONNA A. WEST
                                 -------------------------------
                              Its: Director
                                  ------------------------------

STATE OF TEXAS  )
                ) ss
COUNTY OF HARRIS)

     On January 6, 1997, before me, a Notary Public, personally appeared Thomas
A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              /s/ BRENDA GRABLE
                              -----------------------------------
                              Notary Public
  (SEAL)                      My Commission Expires: 7-1-97




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STATE OF FLORIDA )
                 ) ss
COUNTY OF BROWARD)

     On January 10, 1997, before me, a Notary Public, personally appeared Donna West, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                              /s/ MARSHA S. GRABIN
                              -----------------------------------
                              Notary Public
  (SEAL)                      My Commission Expires: 9/15/98



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                                                                    EXHIBIT A-1



            SECOND AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE



$55,000,000                                              Date:  January 2, 1997


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Fifty-Five Million Dollars ($55,000,000) or so much thereof as may be outstanding from time to time pursuant to the First Amended and Restated Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Warehousing Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (the "Agreement") dated August 31, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement. Without limiting the generality of the foregoing, this Note, together with the Sublimit Promissory Note, evidences a single line of credit, and the Lender has not committed to make Advances with an aggregate principal amount exceeding the Commitment Amount, notwithstanding the fact that the sum of the principal amount of the Notes may exceed the Commitment Amount.

     This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated December 27, 1995, and issued by the Company to evidence its Obligations under the Agreement (the "Existing Note"). All amounts owed by the


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Company under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                              U.S. HOME MORTGAGE CORPORATION

                              By:
                                 -------------------------------
                              Its:
                                  ------------------------------


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On __________, 1997, before me, a Notary Public, personally appeared ____________________, the ________________ of U.S. HOME MORTGAGE CORPORATION, a
Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   -----------------------------------
                                   Notary Public
  (SEAL)                           My Commission Expires:
                                                         -------------


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

                                                                    EXHIBIT A-2

              SECOND AMENDED AND RESTATED SUBLIMIT PROMISSORY NOTE



$55,000,000                                              Date:  January 2, 1997


     FOR VALUE RECEIVED, the undersigned, U.S. HOME MORTGAGE CORPORATION, a Florida corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Fifty-Five Million Dollars ($55,000,000) or so much thereof as may be outstanding from time to time pursuant to the First Amended and Restated Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement (the "Agreement") dated August 31, 1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement. Without limiting the generality of the foregoing, this Note, together with the Warehousing Promissory Note, evidences a single line of credit, and the Lender has not committed to make Advances with an aggregate principal amount exceeding the Commitment Amount, notwithstanding the fact that the sum of the princiapl amount of the Notes may exceed the Commitment Amount.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Sublimit Promissory Note dated August 29, 1996, and issued by the Company to evidence its Obligations under the Agreement (the "Existing Note"). All amounts owed by the Company under the Existing Note (including,


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without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              U.S. HOME MORTGAGE CORPORATION


                              By:
                                 -------------------------------
                              Its:
                                  ------------------------------


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On __________, 1997, before me, a Notary Public, personally appeared ____________________, the ________________ of U.S. HOME MORTGAGE CORPORATION, a
Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   -----------------------------------
                                   Notary Public
  (SEAL)                           My Commission Expires:
                                                         -------------



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